Exhibit 99.2

Fourth Quarter 2009 & 2010 Forecast Earnings Conference Call February 3, 2010

Safe Harbor Certain statements and information included in this presentation are "forward-looking statements" under the Federal Private Securities Litigation Reform Act of 1995. Accordingly, these forward-looking statements should be evaluated with consideration given to the many risks and uncertainties inherent in our business that could cause actual results and events to differ materially from those in the forward-looking statements. Important factors that could cause such differences include, among others, further deterioration in economic conditions and freight demand, our ability to obtain adequate profit margins for our services, our inability to maintain current pricing levels due to soft economic conditions, continued decline in economic and market conditions affecting lease sales, the commercial rental market or the sale of used vehicles, customer acceptance or competition, customer retention levels, unexpected volume declines, automotive plant shutdowns and shift eliminations, loss of key customers in the Supply Chain Solutions (SCS) business segment, unexpected reserves or write-offs due to the deterioration of the credit worthiness or bankruptcy of customers, changes in financial, tax or regulatory requirements or changes in customers' business environments that will limit their ability to commit to long-term vehicle leases, a decrease in credit ratings, increased debt costs resulting from volatile financial markets, unfavorable market conditions affecting the timing and impact of share repurchases, lack of accretive acquisition opportunities, inability to achieve planned synergies and customer retention levels from acquisitions, labor strikes or work stoppages affecting our or our customers' business operations, adequacy of accounting estimates, reserves and accruals particularly with respect to pension, taxes, insurance and revenue, changes in general economic conditions, further decline in pension plan returns, changes in obligations relating to multi- employers plans, sudden or unusual changes in fuel prices, our ability to manage our cost structure, new accounting pronouncements, rules or interpretations, changes in government regulations including regulations regarding vehicle emissions and the risks described in our filings with the Securities and Exchange Commission. The risks included here are not exhaustive. New risks emerge from time to time and it is not possible for management to predict all such risk factors or to assess the impact of such risks on our business. Accordingly, we undertake no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Contents Fourth Quarter 2009 Results Overview Asset Management Update 2010 Forecast Q & A

4th Quarter Results Overview Earnings per diluted share from continuing operations were $0.43 in 4Q09 vs. $0.91 in 4Q08 4Q09 included a $0.02 net benefit related to income tax changes, partially offset by restructuring and other items 4Q08 included a $0.19 net charge related to restructuring and other items, partially offset by reversal of tax accruals Comparable earnings per share from continuing operations were $0.41 vs. $1.10 in 4Q08 All segment information presented excludes discontinued operations and has been restated. Discontinued operations consist of former Supply Chain Solutions operations in South America and Europe.

4th Quarter Results Overview Total revenue declined 7% vs. prior year, reflecting lower operating revenue and lower fuel services revenue, partially offset by favorable foreign exchange rate movements Operating revenue down 6% vs. prior year driven by lower commercial rental revenue, SCS and DCC fuel revenues, automotive production volumes, and FMS contractual revenues, partially offset by favorable foreign exchange rate movements Fleet Management Solutions (FMS) total revenue down 8% (and operating revenue down 5%) vs. prior year Contractual revenue down 2%; down 4% excluding foreign exchange Full service lease revenue down 2% Contract maintenance revenue decreased 3% Commercial rental revenue down 14% Fuel revenue down 16% due primarily to volume declines FMS net before tax earnings (NBT) down 63% FMS NBT percent of operating revenue down 710 basis points to 4.6% FMS earnings negatively impacted by lower full service lease performance (due to fewer units and higher maintenance costs on older fleet), higher pension expense, lower commercial rental results, and lower used vehicle results, partially offset by cost reduction initiatives

4th Quarter Results Overview Supply Chain Solutions (SCS) total revenue down 5% (and operating revenue down 9%) vs. prior year due largely to lower automotive and other freight volumes, partially offset by favorable foreign exchange rate movements SCS net before tax earnings (NBT) down 31% SCS NBT percent of operating revenue down 160 basis points to 4.7% SCS earnings negatively impacted by higher comparative self-insurance costs (of $4 million) and shutdown costs (of $2 million) related to the termination of certain automotive operations Dedicated Contract Carriage (DCC) total revenue down 6% (and operating revenue down 8%) vs. prior year due to contract non-renewals and lower freight volumes DCC net before tax earnings (NBT) down 46% DCC NBT percent of operating revenue down 420 basis points to 6.1% DCC earnings negatively impacted by higher comparative self-insurance costs (of $3 million) and lower revenue

Key Financial Statistics Fourth Quarter ($ Millions, Except Per Share Amounts) Note: Amounts throughout presentation may not be additive due to rounding. Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. See pages 47-48 for reconciliation. Includes discontinued operations and restructuring charges.

Key Financial Statistics Full Year ($ Millions, Except Per Share Amounts) Note: Amounts throughout presentation may not be additive due to rounding. Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. See pages 47-49 for reconciliation. Includes discontinued operations and restructuring charges.

Business Segments Fourth Quarter Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Our primary measure of segment financial performance excludes restructuring and other charges, net and other items, The applicable portion of the restructuring and other items that related to each segment was as follows: FMS - ($0.3), SCS - ($2.4) in 2009, and FMS - ($16.6), SCS - ($4.5), DCC - ($0.5) and CSS - ($1.5) in 2008. ($ Millions)

Business Segments Full Year Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Our primary measure of segment financial performance excludes restructuring and other charges, net and other items. The applicable portion of the restructuring and other items that related to each segment was as follows: FMS - ($5.6), SCS - ($7.4) and CSS - ($0.1) in 2009, and FMS - ($16.6), SCS - ($4.5), DCC ($0.5) and CSS ($1.5) in 2008. ($ Millions)

Capital Expenditures from Continuing Operations Full Year ($ Millions)

Cash Flow from Continuing Operations Full Year ($ Millions) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. Free Cash Flow excludes acquisitions and changes in restricted cash.

Debt to Equity Ratio Note: Includes impact of accumulated net pension related equity charge of $412 million as of 12/31/09 and $480 million as of 12/31/08. The Company uses total obligations and total obligations to equity, non-GAAP financial measures, which include certain off-balance sheet financial obligations relating to revenue earning equipment. Management believes these non-GAAP financial measures are useful to investors as they are more complete measures of the Company's existing financial obligations and help investors better assess the Company's overall leverage position. Total obligations include the present value of minimum lease payments and guaranteed residual values under operating leases of $119 million as of 12/31/09 an $163 million as of 12/31/08. Represents long term total obligations to equity target of 250 - 300% while maintaining a strong investment grade rating. ($ Millions) (1) (2)

Contents Fourth Quarter 2009 Results Overview Asset Management Update 2010 Forecast Q & A

Units held for sale were 6,900 (US: 5,600) at quarter end; down 10% from 7,700 (US: 6,300) units held for sale in the prior year Units held for sale were down 12% from 7,800 (US: 6,300) at the end of the prior quarter The number of used vehicles sold in the fourth quarter was 5,200 (US: 4,300), up 41% compared with prior year Number of used vehicles sold was flat vs. the prior quarter Proceeds per unit were down 16% for tractors and 17% for trucks in the fourth quarter compared with prior year (excluding the impact of exchange rates) Proceeds per unit were up 1% for tractors and trucks vs. the prior quarter Vehicles no longer earning revenue were 9,800 (US: 7,800) at quarter end; down 800 (US: 500) from the prior year Vehicles no longer earning revenue were down 1,200 (US: 900) vs. the end of the prior quarter due to a decrease in units held for sale and an improvement in rental utilization Average fourth quarter total commercial rental fleet was down 14% (US: down 15%) year-over-year Global Asset Management Update (1) (1) Units rounded to nearest hundred. Asset management statistics are now being presented on a global basis. U.S. statistics which were historically disclosed are shown in parenthesis.

Contents Fourth Quarter 2009 Results Overview Asset Management Update 2010 Forecast Q & A

2010 Forecast Assumptions General Stable but continued weak economic and freight environment with moderate improvement in second half Interest rates will modestly increase based on yield curve Modestly favorable foreign exchange rates (primarily impacts revenue not earnings) Improving contractual sales in second half including better renewal rates - will primarily benefit revenues starting in 2011 Improving contractual miles per unit - will benefit revenues starting in 2010 Higher rental demand and utilization with some pricing improvement Stable volume of used vehicle sales with improving pricing primarily in second half FMS

SCS / DCC Revenue impacted by account/location rationalization and closures Modestly higher YOY automotive volumes with ongoing operations served Stable non-automotive volumes Increased penetration of non-automotive segments Forecast does not include potential benefits from additional acquisitions or new share repurchase programs Overall 2010 Forecast Assumptions

Key Financial Statistics Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. See pages 47-48 for 2009 reconciliation. 2009 tax rate includes the impact of non-deductible restructuring charges, tax law changes and the reversal of tax reserves. ($ Millions, Except Per Share Amounts) Note: Earnings per share amounts are calculated independently for each component and may not be additive due to rounding.

Business Segment Revenue Includes fuel revenue. Includes full service lease and contract maintenance. Includes subcontracted transportation revenue.

2010 Causes of EPS Change ($ Earnings Per Share) 2009 Comparable EPS is a non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. See page 47 for reconciliation. (1)

Retirement Plans Expense ($ Millions) $ $ $ $

Capital Expenditures, Cash Flow & Leverage Full Year ($ Millions) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. See pages 51 and 53 for 2009 reconciliation. Free Cash Flow excludes acquisitions. Acquisitions totaled $89 million in full year 2009.

EPS Forecast ($ Earnings Per Share) (1) Non-GAAP financial measure. Comparable EPS in Q1 excludes $0.03 restructuring charges for workforce reductions and $0.07 of an international asset impairment charge in Singapore. See page 47 for full year 2009 reconciliation.

Summary Manage through cumulative negative impact of customer lease fleet downsizing during 2009, while improving new sales and retention rates as economy recovers Leverage actions taken in 2009 to right-size commercial rental and used vehicle fleets for improved returns in 2010 Improve returns in Supply Chain Solutions through recovering auto volumes, new initiatives and the strategic decisions made in 2009 Continue to drive benefits from productivity initiatives Utilize strong operating cash flow to invest in commercial rental fleet refreshment while still delivering solid free cash flow Manage through cumulative impacts of prolonged recession on lease, while driving benefits from actions taken in 2009 as well as new initiatives

Q&A

Appendix Business Segment Detail Central Support Services Balance Sheet Historical EPS Restatement Asset Management Financial Indicators Forecast Non GAAP Financial Measures & Reconciliations

Business Segments Historical Information Note: All segments were impacted by discontinued operations historical restatements. ($ Millions) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Our primary measure of segment financial performance excludes restructuring and other charges, net and other items.

Business Segments Historical Information Note: All segments were impacted by discontinued operations historical restatements. ($ Millions) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. Our primary measure of segment financial performance excludes restructuring and other charges, net and other items.

Fleet Management Solutions (FMS) Fourth Quarter ($ Millions)

Fleet Management Solutions (FMS) Full Year ($ Millions)

Supply Chain Solutions (SCS) Fourth Quarter ($ Millions)

Supply Chain Solutions (SCS) Full Year ($ Millions)

Supply Chain Solutions (SCS) Historical Information ($ Millions)

Supply Chain Solutions (SCS) Historical Information ($ Millions)

Dedicated Contract Carriage (DCC) Fourth Quarter ($ Millions)

Dedicated Contract Carriage (DCC) Full Year ($ Millions)

Central Support Services (CSS) Fourth Quarter ($ Millions)

Central Support Services (CSS) Full Year ($ Millions)

Balance Sheet ($ Millions)

Historical EPS Restatement ($ Earnings Per Share) Effective January 1, 2009, we adopted accounting guidance on earnings per share which provides that unvested share-based payment awards that contain non-forfeitable rights to dividends are participating securities and shall be included in the computation of earnings per share pursuant to the two-class method.

Historical EPS Restatement ($ Earnings Per Share) 4Q09 and Full Year 2009 were not previously reported without discontinued operations. However, we have presented it this way for comparative purposes only.

2/2/2010 Proprietary and Confidential 43 U.S. Asset Management Update (a) U.S. only Excludes early terminations where customer purchases vehicle Current year statistics may exclude some units due to a lag in reporting (c) Redeployments Extensions Early Terminations Early Replacements FY04 4483 3049 4131 1584 FY05 4016 3980 4809 1606 FY06 3469 4350 3929 1866 FY07 4103 4243 4793 1859 FY08 3824 5168 4698 1586 FY09 4363 7537 6096 901 (b) (c) Number of Units

Free Cash Flow 1054 835 949 1091 1381 1179 1252 1685 1571 1282 1305 2000 2001 2002 2003 2004 2005 2006 2007 2008 Financial Indicators Forecast (1) (1) Obligations to Equity include acquisitions. Free Cash Flow and Gross Capital Expenditures exclude acquisitions. (2) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. (3) 2000-2004 not restated for discontinued operations. (4) Includes $176 million payment to the IRS related to full resolution of 1998 - 2000 tax period matters. Gross Capital Expenditures (3) ($ Millions) Total Cash Generated (2) (3) Total Obligations to Equity Ratio (2) Free Cash Flow Revenue Earning Equipment 1164 530 471 679 1105 1324 1688 1119 1154 555 1033 PP&E/Other 125 127 129 46 60 75 69 63 111 56 90 $1,289 $600 $725 $1,165 $657 $1,399 $1,182 2000 2001 2002 2003 2004 2005 Memo: Free Cash Flow (2) (3) PP&E/Other $1,757 2006 2007 2008 $1,265 2009 2010 Forecast Midpoint 2010 Forecast Midpoint 2009 $611 131 367 357 289 (208)(4) 381 (242) (439) 341 630 250 $1,123 Balance Sheet Debt to Equity 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 Forecast Midpoint 275% 146% 129% 234% 151% 157% 168% 225% 183% 160% 201% Significant and predictable cash generation Invest in growth (organic, acquisitions) Over time appropriately move financial leverage towards long term target of 250-300% Total Obligations to Equity

2001 2002 2003 2004 2005 2006 2007 2008 2009 East 131 367 357 289 -208 -439 381 341 630 (1) Non-GAAP financial measure; refer to Appendix - Non-GAAP Financial Measures. 2001-2007 cash flows presented on an as reported basis and not adjusted for subsequently discontinued operations. (2) Includes $176 million payment to the IRS in 2005 related to full resolution of 1998 - 2000 tax period matters. Cumulative Annual (2) (2) ($ Millions) 2001 2002 2003 2004 2005 2006 2007 2008 2009 East 131 498 855 1144 936 497 878 1219 1849 Free Cash Flow History (1)

Non-GAAP Financial Measures This presentation includes "non-GAAP financial measures" as defined by SEC rules. As required by SEC rules, we provide a reconciliation of each non-GAAP financial measure to the most comparable GAAP measure and an explanation why management believes that presentation of the non-GAAP financial measure provides useful information to investors. Non-GAAP financial measures should be considered in addition to, but not as a substitute for or superior to, other measures of financial performance prepared in accordance with GAAP. Specifically, the following non-GAAP financial measures are included in this presentation: Non-GAAP Financial Measure Comparable GAAP Measure Reconciliation & Additional Information Presented on Slide Titled Page Operating Revenue Total Revenue Key Financial Statistics 7, 8, 19, 28-37 Earnings Before Restructuring and Income Taxes Earnings before income taxes from Continuing Operations Business Segments 9-10 Comparable Earnings / EPS from Continuing Operations Earnings / EPS from Continuing Operations EPS and Net Earnings from Continuing Operations Reconciliation 47 Comparable NBT / Tax Rate NBT / Tax Rate Tax Rate from Continuing Operations Reconciliation 48 Adjusted Return on Capital Net Earnings Adjusted Return on Capital Reconciliation 49 Total Cash Generated / Free Cash Flow Cash Provided by Operating Activities Cash Flow from Continuing Operations 12, 53, 54 Total Obligations / Total Obligations to Equity Balance Sheet Debt / Debt to Equity Debt to Equity Ratio Debt to Equity Reconciliation 13 50-51 FMS / SCS / DCC Operating Revenue and Segment NBT as % of Operating Revenue FMS / SCS / DCC Total Revenue and Segment NBT as % of Total Revenue Fleet Management Solutions / Supply Chain Solutions / Dedicated Contract Carriage 30-37

EPS and Earnings from Continuing Operations Reconciliation ($ Millions or $ Earnings Per Share)

Tax Rate from Continuing Operations Reconciliation Note: NBT represents net before tax earnings.

Adjusted Return on Capital Reconciliation (1) Earnings calculated based on a 12-month rolling period. (2) Interest expense includes implied interest on off-balance sheet vehicle obligations. (3) Income taxes were calculated by excluding taxes related to comparable earnings items and interest expense. (4) Represents comparable earnings items for those periods. (5) The Company adopted adjusted return on capital, a non GAAP financial measure, as the Company believes that both debt (including off-balance sheet debt) and equity should be included in evaluating how effectively capital is utilized across the business. ($ Millions)

Debt to Equity Reconciliation Note: In connection with adopting FIN 46 effective July 1, 2003, the Company consolidated the vehicle securitization trusts previously disclosed as off-balance sheet debt. ($ Millions)

Debt to Equity Reconciliation ($ Millions) Note: Amounts may not recalculate due to rounding.

Capital Expenditures Reconciliation Full Year ($ Millions)

Cash Flow Reconciliation Full Year ($ Millions)

($ Millions) Cash Flow Reconciliation (1) The Company uses total cash generated, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes total cash generated provides investors with an important measure of total cash inflows generated from our on-going business activities which include sales of revenue earning equipment, sales of operating property and equipment, sale and leaseback of revenue earning equipment, collections on direct finance leases and other cash inflows. (2) Capital expenditures presented net of changes in accounts payable related to purchases of revenue earning equipment. (3) The Company uses free cash flow, a non-GAAP financial measure, because management considers it to be an important measure of comparative operating performance. Management believes free cash flow provides investors with an important perspective on the cash available for debt service and shareholders after making capital investments required to support ongoing business operations. The calculation of free cash flow may be different from the calculation used by other companies and therefore comparability may be limited. (4) Amounts have not been recasted to give effect for the impact of foreign exchange movements on cash for which the impact is not expected to be significant. (5) Free Cash Flow excludes acquisitions and changes in restricted cash.